UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

CLAYMONT STEEL HOLDINGS, INC.

(Exact name of registrant specified in its charter)

Delaware	1-33212	20-2928495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Philadelphia Pike, Claymont, Delaware	19703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (302) 792-5400

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

At the Effective Time (as defined below), the Company’s equity incentive plans, including the 2006 Stock Incentive Plan, were terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 in its entirety.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01 in its entirety.

As a result of the Merger (as defined below), Claymont Steel Holdings, Inc. (the “Company”) no longer fulfills the listing requirements of the NASDAQ Global Market (“Nasdaq”). Accordingly, the Company has requested that the Company’s common stock, $0.001 par value (the “Common Stock”), be withdrawn from listing on Nasdaq as of the close of business on January 24, 2008. Nasdaq has advised the Company that it will file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock under the Exchange Act. The Company will also file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.01.	Changes in Control of Registrant.

As previously announced, on December 9, 2007, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Evraz Group S.A. (“Evraz”) and Titan Acquisition Sub, Inc., a wholly owned subsidiary of Evraz Group S.A. (the “Purchaser”), pursuant to which Evraz, through the Purchaser, commenced an offer to purchase all of the outstanding shares of Common Stock (the “Offer”) at a purchase price of $23.50 per share in cash, without interest and less any applicable stock transfer taxes and withholding taxes (the “Offer Price”).

The Offer expired by its terms and was successfully completed at midnight, New York City time, on January 16, 2008. Upon expiration of the Offer, the Purchaser accepted for payment, in accordance with the terms of the Offer, all shares that were validly tendered and not withdrawn prior to the expiration of the Offer. The Purchaser advised the Company that, based upon information obtained by the Purchaser from the depositary for the Offer, a total of 16,974,649 shares of Common Stock (including shares delivered pursuant to notices of guaranteed delivery), representing approximately 96.6% of the outstanding shares of Common Stock, were validly tendered and not withdrawn prior to the expiration of the Offer.

Following the acceptance for payment by the Purchaser of shares of Common Stock pursuant to the Offer, on January 24, 2008 (the “Effective Time”), the acquisition of the Company by Evraz was completed by means of a short-form merger of the Purchaser with and into the Company (the “Merger”), with the Company continuing its corporate existence under the name EOSM Investments, Inc. as the surviving corporation (the “Surviving Corporation”) and an indirect wholly-owned subsidiary of Evraz, in accordance with the applicable provisions of Delaware law that authorize the completion of such a merger without a vote of the Company’s stockholders.

In the Merger, at the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by Evraz, the Purchaser, or any subsidiary of Evraz or the Company or held in the treasury of the Company), was cancelled and converted into the right to receive the Offer Price, subject to the rights of holders thereof to seek appraisal of the “fair value” of their shares of Common Stock by following the procedures required by Section 262 of the Delaware General Corporation Law. The amount of consideration and source of funds used by the Purchaser to acquire the Company’s outstanding shares of Common Stock is described in Item 12 of the Purchaser’s Schedule TO (as defined below) and related Offer to Purchase, dated December 18, 2007, as amended, which description is incorporated herein by reference.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 in its entirety.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 11, 2007 and is incorporated by reference into this Item 5.01 in its entirety.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed on December 18, 2007, as subsequently amended (the “Schedule 14D-9”), and (ii) the Tender Offer Statement on Schedule TO, originally filed by the Purchaser and Evraz on December 18, 2007, as subsequently amended (the “Schedule TO”), and such information is incorporated by reference in this Item 5.01 in its entirety.

On January 25, 2008, Evraz and the Company issued a joint press release announcing the completion of the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 5.01 in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, the directors of the Purchaser and the officers of the Company immediately prior thereto became the directors and officers, respectively, of the Surviving Corporation, in each case until their successors are duly elected or qualified or until their earlier death, permanent disability, resignation or removal. The information regarding the new directors of the Surviving Corporation (James E. Declusin, Guiseppe A. Mannina, Pavel Tatyanin and Timur Yanbukhtin) set forth in the Section 14(f) Information Statement of the Company attached as Annex I to the Schedule 14D-9 is incorporated in this Item 5.02 in its entirety by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety to be identical to the certificate of incorporation of Purchaser, as in effect immediately prior to the Effective Time (except that the name of the Surviving Corporation set forth therein is “EOSM Investments, Inc.”), and such amended and restated certificate of incorporation became the certificate of incorporation of the Surviving Corporation.

Pursuant to the Merger Agreement, at the Effective Time, the bylaws of Purchaser, as in effect immediately prior to the Effective Time, became the bylaws of the Surviving Corporation.

Item 8.01.	Other Events.

On January 25, 2008, Evraz and the Company issued a joint press release announcing the completion of the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01 in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Claymont Steel Holdings, Inc. (incorporated by reference in its entirety as originally filed with the SEC on December 18, 2007, as amended).

20.2	Section 14(f) Information Statement of Claymont Steel Holdings, Inc. (incorporated by reference in its entirety from Annex I of the Solicitation/Recommendation Statement on Schedule 14D-9 of Claymont Steel Holdings, Inc., as originally filed with the SEC on December 18, 2007).

20.3	Tender Offer Statement on Schedule TO of Evraz Group S.A. and Titan Acquisition Sub, Inc. (incorporated by reference in its entirety as originally filed with the SEC on December 18, 2007, as amended).

99.1	Joint Press Release, dated January 25, 2008, of Evraz Group S.A. and Claymont Steel Holdings, Inc. regarding completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYMONT STEEL HOLDINGS, INC.

Date: January 25, 2008	By:	/s/ Allen Egner
	Name:	Allen Egner
	Title:	Interim Chief Financial Officer